Exhibit 99.1

              BANCFIRST CORPORATION REPORTS FIRST QUARTER EARNINGS

    OKLAHOMA CITY, April 18 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported net income of $11.1 million or $0.69 diluted earnings per share for the first quarter compared to $10.9 million or $0.68 diluted earnings per share in 2006. During the first quarter of 2007, the Company redeemed its 9.65% trust securities of its wholly-owned subsidiary, BFC Capital Trust I and incurred an after-tax expense of $1.2 million. Excluding this one time expense, the Company's operating earnings for the first quarter were $12.3 million or $0.76 diluted earnings per share, which is a 12.8% increase over the same quarter a year ago.

    For the quarter, the Company's net interest income was $36.4 million vs. $34.6 million in 2006, an increase of 5.1%. The increase in the net interest income was due to the growth in total earning assets of $168 million, reaching $3.1 billion at quarter end. The Company's net interest margin was 4.75% compared to 4.77% a year ago. The slight decrease in the net interest margin was a result of higher costs of interest bearing liabilities. In the first quarter, the loan loss provision was a negative $31,000 compared to an expense of $681,000 for the same period in 2006. Continued strong asset quality combined with low charge-off experience necessitated a reduction in the loan loss reserve according to the Company's reserve formula. Noninterest income totaled $13.9 million up $473,000 over a year ago. Noninterest expense was $33.4 million compared to $30.3 million in the same period of 2006. Excluding the $1.9 million one time pre-tax expense for the early redemption of the trust securities, the increase in noninterest expense was $1.2 million or 4%. The increase was due primarily to the opening of five new branches within the last six months.

    At March 31, 2007 the Company's total assets were $3.5 billion, an increase of $164 million or 4.9% over March 31, 2006. Loans at quarter end were $2.3 billion, up $30 million from prior year, deposits were $3.1 billion, an increase of $134 million, and equity capital totaled $355 million which equaled 10.1% of total assets.

    During the quarter the Company entered into an agreement to acquire Armor Assurance Company, an insurance agency in Muskogee, Oklahoma. The transaction was consummated in April 2007. The agency was merged with the Company's existing property casualty agency, Wilcox & Jones, to form Wilcox, Jones & McGrath.

    BancFirst Corporation is an Oklahoma-based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 86 banking locations serving 44 communities across Oklahoma.

    The Company may make forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                           2007
                                 ---------------------------------------------------------      Year-
                                      Q1             Q2             Q3             Q4          To-Date
                                 ------------   ------------   ------------   ------------   ------------
Income Statement Data:
Net interest income              $     36,374                                                $     36,374
Provision for loan losses                 (31)                                                        (31)
Securities transactions                   227                                                         227
Total noninterest income               13,882                                                      13,882
Salaries and employee benefits         18,790                                                      18,790
Total noninterest expense              33,421                                                      33,421
Net income                             11,123                                                      11,123
Per Common Share Data:
Net income-basic                         0.71                                                        0.71
Net income-diluted                       0.69                                                        0.69
Cash dividends declared                  0.18                                                        0.18
Common shares outstanding          15,721,936                                                  15,721,936
Average common shares
 outstanding -
  Basic                            15,750,333                                                  15,750,333
  Diluted                          16,113,434                                                  16,113,434
Performance Ratios:
Return on average assets                 1.31%                                                       1.31%
Return on average equity                12.83                                                       12.83
Net interest margin                      4.75                                                        4.75
Efficiency ratio                        66.50                                                       66.50

                                                           2006
                                 ---------------------------------------------------------       Year-
                                      Q1             Q2             Q3              Q4          To-Date
                                 ------------   ------------   ------------   ------------   ------------
Income Statement Data:
Net interest income              $     34,601   $     35,753   $     36,404   $     36,930   $    143,688
Provision for loan losses                 681            917            315           (123)         1,790
Securities transactions                   ---            139            246            141            526
Total noninterest income               13,409         14,732         15,501         14,782         58,424
Salaries and employee benefits         17,618         17,346         17,741         117,63         70,336
Total noninterest expense              30,292         30,826         31,609         31,830        124,557
Net income                             10,881         12,209         12,740         13,522         49,352
Per Common Share Data:
Net income-basic                         0.69           0.78           0.81           0.86           3.13
Net income-diluted                       0.68           0.76           0.79           0.84           3.07
Cash dividends declared                  0.16           0.16           0.18           0.18           0.68
Common shares outstanding          15,687,840     15,716,195     15,742,171     15,764,310     15,764,310
Average common shares
 outstanding -
  Basic                            15,666,676     15,702,060     15,732,307     15,751,044     15,713,306
  Diluted                          16,045,822     16,080,423     16,112,809     16,149,063     16,094,844
Performance Ratios:
Return on average assets                 1.33%          1.46%          1.50%          1.55%          1.46%
Return on average equity                14.03          15.49          15.44          15.38          15.10
Net interest margin                      4.77           4.78           4.77           4.71           4.75
Efficiency ratio                        63.09          61.06          60.90          61.55          61.63

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                           2007
                                 ---------------------------------------------------------
                                      Q1             Q2             Q3             Q4
                                 ------------   ------------   ------------   ------------
Balance Sheet Data:

Total assets                     $  3,521,686
Total loans                         2,336,028
Allowance for loan losses             (27,493)
Securities                            430,765
Deposits                            3,069,206
Stockholders' equity                  355,478
Book value per common share             22.61
Tangible book value
 per common share                       20.09
Balance Sheet Ratios:
Average loans to deposits               77.50%
Average earning assets to
 total assets                           90.77
Average stockholders'
 equity to average assets               10.18
Asset Quality Data:

Past due loans                   $      1,688
Nonaccrual loans                        9,909
Restructured loans                        792
Total nonperforming
 and restructured loans                12,389
Other real estate owned and
 repossessed assets                     1,233
Total nonperforming
 and restructured assets               13,622
Nonperforming and restructured
 loans to total loans                    0.53%

Nonperforming and restructured
 assets to total assets                  0.39
Allowance to total loans                 1.18
Allowance to nonperforming
 and restructured loans                221.90
Net charge-offs to
 average loans                           0.03

                                                           2006
                                 ---------------------------------------------------------
                                      Q1             Q2             Q3             Q4
                                 ------------   ------------   ------------   ------------
Balance Sheet Data:

Total assets                     $  3,357,717   $  3,389,689   $  3,424,495   $  3,419,132
Total loans                         2,306,317      2,339,959      2,332,838      2,325,548
Allowance for loan losses             (27,789)       (28,227)       (28,988)       (27,700)
Securities                            428,222        434,696        422,650        432,910
Deposits                            2,934,980      2,954,960      2,967,056      2,974,305
Stockholders' equity                  310,698        320,430        335,148        348,913
Book value per common share             19.81          20.39          21.29          22.13
Tangible book value
 per common share                       17.35          17.95          18.75          19.61
Balance Sheet Ratios:
Average loans to deposits               80.39%         79.13%         79.27%         78.03%
Average earning assets to
 total  assets                          89.55          90.16          90.36          90.71
Average stockholders'
 equity to average assets                9.50           9.46           9.70          10.08
Asset Quality Data:

Past due loans                   $      1,204   $        612   $        727   $      1,884
Nonaccrual loans                        8,238          7,244          8,960          9,371
Restructured loans                        720            727            782            715
Total nonperforming
 and restructured loans                10,162          8,583         10,469         11,970
Other real estate owned and
 repossessed assets                     2,075          2,657          2,548          1,675
Total nonperforming
  and restructured assets              12,237         11,240         13,017         13,645
Nonperforming and restructured
 loans to total loans                    0.40%          0.37%          0.45%          0.51%

Nonperforming and restructured
 assets to total assets                  0.36           0.33           0.38           0.40
Allowance to total loans                 1.20           1.21           1.24           1.19
Allowance to nonperforming
 and restructured loans                303.31         328.88         276.91         231.41
Net charge-offs to
 average loans                           0.07           0.08           0.01           0.20

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                                          Year-to-date
                                                         March 31, 2007
                                           ------------------------------------------
                                                            Interest       Average
                                              Average       Income/        Yield/
                                              Balance       Expense         Rate
                                           ------------   ------------   ------------
ASSETS
Earning assets:
  Loans                                    $  2,338,682   $     46,630           8.09%
  Securities - taxable                          389,466          4,400           4.58
  Securities - tax exempt                        35,154            555           6.40
  Federal funds sold                            369,992          4,861           5.33
    Total earning assets                      3,133,294         56,446           7.31
Nonearning assets:
  Cash and due from banks                       141,463
  Interest receivable and other assets          204,876
  Allowance for loan losses                     (27,651)
    Total nonearning assets                     318,688
    Total assets                           $  3,451,982
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Transaction deposits                     $    419,913   $        852           0.82%
  Savings deposits                              979,906          9,350           3.87
  Time deposits                                 766,576          8,478           4.49
  Short-term borrowings                          32,096            398           5.03
  Long-term borrowings                            1,131             20           7.17
  Junior subordinated debentures                 30,971            665           8.71
    Total interest-bearing liabilities        2,230,593         19,763           3.59
Interest-free funds:
  Noninterest bearing deposits                  851,365
  Interest payable and other liabilities         18,514
  Stockholders' equity                          351,510
    Total interest free-funds                 1,221,389
    Total liabilities and
     stockholders' equity                  $  3,451,982
  Net interest income                                     $     36,683
  Net interest spread                                                            3.72%
  Net interest margin                                                            4.75%

SOURCE  BancFirst
    -0-                             04/18/2007
    /CONTACT: Joe T. Shockley Jr., Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
              PRN Photo Desk photodesk@prnewswire.com /